Filed pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

Hennessy Equity and Income Fund

Investor Class HEIFX | Institutional Class HEIIX

December 31, 2020

Supplement to the Summary Prospectus dated February 28, 2020

Effective as of December 31, 2020, the Hennessy Equity and Income Fund amended its principal investment strategy to provide that it may invest up to 70% of its assets in equity securities. In addition, it renamed one of its current benchmarks the 60/40 Blended Balanced Index and added an additional benchmark called the 70/30 Blended Balanced Index.

As a result, the third sentence of the “Principal Investment Strategy” section is replaced in its entirety as follows:

Under normal circumstances, the Fund will invest up to 70% of its assets in equity securities and its remaining assets in fixed income securities.

In addition, the “Performance Information” section is amended as follows:

•	The first sentence is replaced in its entirety as follows:

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for one, five, and ten years compare with an index that reflects a broad measure of market performance, the S&P 500® Index, as well as two additional indices that reflect the types of securities in which the Fund invests. The 60/40 Blended Balanced Index and the 70/30 Blended Balanced Index comprise a mix of common stocks and bonds, with (i) 60% or 70%, respectively, common stocks represented by the S&P 500® Index and (ii) 40% or 30%, respectively, bonds represented by the Bloomberg Barclays Intermediate U.S. Government/Credit Index.

•	In the “Average Annual Total Returns” table, the Blended Balanced Index is renamed the 60/40 Blended Balanced Index.

•	In the “Average Annual Total Returns” table, the following is added immediately below the information for the 60/40 Blended Balanced Index:

70/30 Blended Balanced Index
(reflects no deduction for fees, expenses, or taxes)	23.81%	9.06%	10.50%

•	The first footnote under the “Average Annual Total Returns” table is replaced in its entirety as follows:

We use the 60/40 Blended Balanced Index and the 70/30 Blended Balanced Index as additional indices because they compare the Fund’s performance with the returns of indices reflecting the performance of investments similar to those of the Fund.

* * * * * *

Please Read Carefully and Keep for Future Reference